Certification Pursuant to Section 906 of the Sarbanes-Oxley Act	Exhibit 32.1

February 27, 2015

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Ladies and Gentlemen:

The certification set forth below is being submitted in connection with the Annual Report on Form 10-K of Comcast Corporation (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.

Brian L. Roberts, the Chief Executive Officer and Michael J. Angelakis, the Chief Financial Officer of Comcast Corporation, each certifies that, to the best of his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Comcast Corporation.

/S/ BRIAN L. ROBERTS
Name: Brian L. Roberts Title: Chief Executive Officer

/S/ MICHAEL J. ANGELAKIS
Name: Michael J. Angelakis Title: Chief Financial Officer

Comcast 2014 Annual Report on Form 10-K